Exhibit 23









                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration statement on Form S-8.




                                             ARTHUR ANDERSEN LLP


Stamford, Connecticut
June 18, 1997